Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACTS:

JAMES G. RAKES, CHAIRMAN, PRESIDENT & CEO

(540) 951-6236   jrakes@nbbank.com

DAVID K. SKEENS, TREASURER & CFO

(540) 951-6347   dskeens@nbbank.com

NATIONAL BANKSHARES, INC. REPORTS

SECOND QUARTER AND FIRST HALF EARNINGS

BLACKSBURG, VA, July 18, 2013 (revised July 26, 2013):  Today, National Bankshares, Inc. (NASDAQ Capital Market: NKSH) announced net income of over $4.43 million for the quarter ended June 30, 2013 which is 2.19% above the total reported for the quarter ended June 30, 2012.  Basic earnings per share were $0.64 which compares to $0.63 for the second quarter of 2012. The return on average assets for the second quarter remained unchanged at 1.62% when compared to 1.62% in 2012. The return on average equity was 11.57% and 11.90% for the same two periods.

For the first six months, net income was above $8.65 million. The Company had total assets exceeding $1.09 billion at June 30, 2013.

National Bankshares’ Chairman, President & CEO James G. Rakes commented, “Our focus remains on investing in our businesses to grow our bank, creating sustainable stockholder value, and controlling discretionary expenses while maintaining a strong balance sheet. We were pleased to provide stockholders an increase over last June of our semi-annual dividend. We continue to upgrade our capabilities in order to deliver the best services and products possible to our customers and community.”

National Bankshares, Inc., headquartered in Blacksburg, Virginia, is the parent company of The National Bank of Blacksburg, which does business as National Bank, and of National Bankshares Financial Services, Inc.  National Bank is a community bank operating from 25 offices throughout Southwest Virginia.  National Bankshares Financial Services, Inc. is an investment and insurance subsidiary operating in the same trade area.  The Company’s stock is traded on the NASDAQ Capital Market under the symbol “NKSH.”  Additional information is available at www.nationalbankshares.com.

Forward-Looking Statements

Certain statements in this press release may be “forward-looking statements.”  Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results that are not statements of historical fact and that involve significant risks and uncertainties.  Although the Company believes that its expectations with regard to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual Company results will not differ materially from any future results implied by the forward-looking statements.  Actual results may be materially different from past or anticipated results because of many factors, some of which may include changes in economic conditions, the interest rate environment, legislative and regulatory requirements, new products, competition, changes in the stock and bond markets and technology.  The Company does not update any forward-looking statements that it may make.

101 Hubbard Street / Blacksburg, Virginia 24060

P.O. Box 90002 / Blacksburg, Virginia 24062-9002

540 951-6300 / 800 552-4123

www.nationalbankshares.com

National Bankshares, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

($ in thousands, except for per share data)
	June 30, 2013	June 30, 2012	December 31, 2012
Assets
Cash and due from banks	$13,474	$13,140	$14,783
Interest-bearing deposits	63,731	105,102	96,597
Securities available for sale	207,362	189,768	191,504
Securities held to maturity	166,915	146,451	160,539
Total securities	374,277	336,219	352,043
Mortgage loans held for sale	1,950	1,395	2,796
Loans:
Loans, net of unearned income and deferred fees	588,061	586,223	592,162
Less: allowance for loan losses	(7,952)	(8,168)	(8,349)
Loans, net	580,109	578,055	583,813
Bank premises and equipment, net	10,222	10,618	10,401
Accrued interest receivable	6,291	6,273	6,247
Other real estate owned	969	871	1,435
Intangible assets	8,837	9,918	9,377
Bank-owned life insurance	20,858	20,170	20,523
Other assets	10,368	6,507	6,346
Total assets	$1,091,086	$1,088,268	$1,104,361

Liabilities and Stockholders' Equity
Noninterest-bearing deposits	$144,164	$146,899	$144,252
Interest-bearing demand deposits	461,662	423,272	455,713
Savings deposits	73,095	65,398	69,063
Time deposits	259,600	299,869	277,738
Total deposits	938,521	935,438	946,766
Accrued interest payable	126	173	139
Other liabilities	6,901	5,970	7,347
Total liabilities	945,548	941,581	954,252

Stockholders' Equity
Preferred stock of no par value. Authorized 5,000,000 shares; none issued and outstanding	---	---	---
Common stock of $1.25 par value. Authorized 10,000,000 shares; issued and outstanding 6,947,974 shares at June 30, 2013, 6,939,974 at June 30, 2012 and 6,947,974 at December 31, 2012	8,685	8,675	8,685
Retained earnings	149,061	139,036	144,162
Accumulated other comprehensive loss, net	(12,208)	(1,024)	(2,738)
Total stockholders' equity	145,538	146,687	150,109
Total liabilities and stockholders' equity	$1,091,086	$1,088,268	$1,104,361

National Bankshares, Inc. and Subsidiaries

Consolidated Statements of Income

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
($ in thousands, except for per share data)
Interest Income
Interest and fees on loans	$8,192	$8,753	$16,511	$17,631
Interest on federal funds	---	---	---	---
Interest on interest-bearing deposits	58	56	116	127
Interest on securities - taxable	1,725	1,782	3,264	3,371
Interest on securities - nontaxable	1,618	1,591	3,266	3,167
Total interest income	11,593	12,182	23,157	24,296

Interest Expense
Interest on time deposits of $100,000 or more	230	391	498	816
Interest on other deposits	1,318	1,627	2,729	3,319
Interest on borrowed funds	---	---	---	---
Total interest expense	1,548	2,018	3,227	4,135
Net interest income	10,045	10,164	19,930	20,161
Provision for loan losses	355	1,104	1,026	1,776
Net interest income after provision for loan losses	9,690	9,060	18,904	18,385

Noninterest Income
Service charges on deposit accounts	625	651	1,213	1,282
Other service charges and fees	42	41	102	90
Credit card fees	853	840	1,593	1,634
Trust income	311	440	600	766
Bank-owned life insurance	176	200	364	400
Other income	190	112	340	211
Realized securities gains (losses), net	(11)	(1)	84	52
Total noninterest income	2,186	2,283	4,296	4,435

Noninterest Expense
Salaries and employee benefits	2,992	2,954	5,932	5,910
Occupancy and furniture and fixtures	404	397	836	794
Data processing and ATM	418	424	811	816
FDIC assessment	136	101	272	210
Credit card processing	646	638	1,198	1,210
Intangibles and goodwill amortization	269	271	540	542
Net costs of other real estate owned	65	103	140	151
Franchise taxes	265	226	523	388
Other operating expenses	920	617	1,809	1,421
Total noninterest expense	6,115	5,731	12,061	11,442
Income before income tax expense	5,761	5,612	11,139	11,378
Income tax expense	1,326	1,272	2,488	2,609
Net income	$4,435	$4,340	$8,651	$8,769

Basic net income per share	$0.64	$0.63	$1.25	$1.26
Fully diluted net income per share	$0.64	$0.62	$1.24	$1.26
Weighted average outstanding number of common shares
Basic	6,947,974	6,939,974	6,947,974	6,939,974
Diluted	6,968,348	6,957,445	6,968,711	6,956,041
Dividends declared per share	$0.54	$0.53	$0.54	$0.53
Dividend payout ratio	---	---	43.37	41.94
Book value per share	$20.95	$21.14	$20.95	$21.14

National Bankshares, Inc. and Subsidiaries

Consolidated Statements of Comprehensive Income

(Unaudited)

	Three Months Ended
($ in thousands, except for per share data)	June 30, 2013	June 30, 2012
Net Income	$4,435	$4,340

Other Comprehensive Income, net of tax
Unrealized holding gains (losses) on available for sale securities net of deferred taxes of ($4,135) and $662	(7,680)	1,229
Reclassification adjustment, net of income taxes of ($4) and $2	(7)	4
Other comprehensive income (loss), net of tax of ($4,139) and $664	(7,687)	1,233
Total Comprehensive Income (loss)	$(3,252)	$5,573

	Six Months Ended
($ in thousands, except for per share data)	June 30, 2013	June 30, 2012
Net Income	$8,651	$8,769

Other Comprehensive Income, net of tax
Unrealized holding gains (losses) on available for sale securities net of deferred taxes of ($5,070) and $173	(9,415)	322
Reclassification adjustment, net of income taxes of ($30) and ($13)	(55)	(25)
Other comprehensive income (loss), net of tax of ($5,100) and $160	(9,470)	297
Total Comprehensive Income (loss)	$(819)	$9,066

Key Ratios and Other Data

(Unaudited)

($ in thousands)	Three Months Ended		Six Months Ended
Average Balances	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Cash and due from banks	$12,127	$12,121	$12,075	$12,169
Interest-bearing deposits	79,875	88,152	89,492	99,352
Securities available for sale	212,668	202,783	201,863	189,004
Securities held to maturity	166,859	142,123	164,574	141,433
Mortgage loans held for sale	1,405	1,264	1,456	1,238
Gross loans	582,987	586,120	583,169	585,600
Loans, net	573,726	576,996	573,878	576,290
Intangible assets	8,991	10,073	9,125	10,209
Total assets	1,100,326	1,076,975	1,096,622	1,072,910
Total deposits	939,378	923,982	936,296	921,187
Other borrowings	---	---	---	---
Stockholders' equity	153,683	146,625	152,774	145,113
Interest-earning assets	1,042,217	1,015,458	1,038,122	1,011,703
Interest-bearing liabilities	796,194	782,875	795,760	781,840

Financial ratios
Return on average assets	1.62%	1.62%	1.59%	1.64%
Return on average equity	11.57%	11.90%	11.42%	12.15%
Net interest margin	4.25%	4.40%	4.27%	4.39%
Net interest income - fully taxable equivalent	$11,053	$11,119	$21,959	$22,059
Efficiency ratio	46.19%	42.76%	45.94%	43.19%
Average equity to average assets	13.97%	13.61%	13.93%	13.53%

Allowance for loan losses
Beginning balance	$8,291	$8,063	$8,349	$8,068
Provision for losses	355	1,104	1,026	1,776
Charge-offs	(730)	(1,028)	(1,484)	(1,728)
Recoveries	36	29	61	52
Ending balance	$7,952	$8,168	$7,952	$8,168

Asset Quality Data

(Unaudited)

($ in thousands)
Nonperforming assets	June 30, 2013	June 30, 2012
Nonaccrual loans	$10,428	$3,627
Nonaccrual restructured loans	1,522	3,763
Total nonperforming loans	11,950	7,390
Other real estate owned	969	871
Total nonperforming assets	$12,919	$8,261
Accruing restructured loans	$6,234	$2,035
Loans 90 days or more past due	$125	$242

Asset quality ratios
Nonperforming assets to loans net of unearned income and deferred fees, plus other real estate owned	2.19%	1.41%
Allowance for loan losses to total loans	1.35%	1.39%
Allowance for loan losses to nonperforming loans	66.54%	110.53%
Loans past due 90 days or more to loans net of unearned income and deferred fees	0.02%	0.04%